UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2016

NEW YORK & COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-32315	33-1031445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street
9th Floor
New York, New York 10001

(Address of principal executive offices, including zip code)

(212) 884-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers;  Election of Directors;  Appointment of Certain Officers;  Compensatory Arrangements of Certain Officers.

(b)                  Effective January 5, 2016, Kevin L. Finnegan no longer serves as Executive Vice President, Global Sales of New York & Company, Inc. (the “Company”).  In connection with Mr. Finnegan no longer being employed by the Company, the Company is in the process of entering into a separation agreement with Mr. Finnegan which is expected to include the payment of severance benefits consistent with a termination without cause in accordance with the terms of his Letter Agreement of Employment, dated as of May 30, 2006 and amended December 22, 2006, as described in the Company’s 2015 Proxy Statement. The Company has initiated a search for Mr. Finnegan’s successor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK & COMPANY, INC.

/s/ Sheamus Toal
Date: January 8, 2016	Name:	Sheamus Toal
	Title:	Executive Vice President and Chief Financial Officer